UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 7, 2021

Date of Report (Date of earliest event reported)

AEGION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35328 (Commission File Number)	45-3117900 (I.R.S. Employer Identification No.)
17988 Edison Avenue Chesterfield, Missouri (Address of Principal Executive Offices)		63005 (Zip Code)
(636) 530-8000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, $0.01 par value	AEGN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed and reported in the Current Reports on Form 8-K filed by Aegion Corporation, a Delaware corporation (the “Company”), on February 16, 2021 and February 17, 2021 with the Securities and Exchange Commission (the “SEC”), on February 16, 2021 the Company entered into an Agreement and Plan of Merger, as amended on March 13, 2021 and April 13, 2021 (the “Merger Agreement”) with Carter Intermediate, Inc. (“Parent”) and Carter Acquisition, Inc., a wholly-owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and as a wholly-owned subsidiary of Parent. On March 15, 2021, the Company filed with the SEC its Preliminary Proxy Statement (the “Preliminary Proxy Statement”). On April 1, 2021, the Company filed with the SEC its Definitive Proxy Statement (as supplemented on April 19, 2021, the “Definitive Proxy Statement”), which was mailed to Company stockholders.

On March 15, 2021, a shareholder complaint relating to the Merger was filed in the United States District Court for the Southern District of New York, captioned Stein v. Aegion Corp. et al., Case No. 1:21-cv-2247. On March 19, 2021, a shareholder complaint relating to the merger was filed in the United States District Court for the Eastern District of New York, captioned Pallmer v. Aegion Corp. et al., Case No: 1:21-cv-01448. On March 29, 2021, a shareholder complaint relating to the merger was filed in the United States District Court for the Southern District of New York, captioned Griffin v. Aegion Corp. et al., Case No. 1:21-cv-02686.  Each of the foregoing complaints alleges that the Preliminary Proxy Statement is false and/or misleading and asserts claims for violations of Section 14(a) and 20(a) of the Exchange Act and SEC Rule 14a-9 against the Company and its directors. On April 23, 2021, a shareholder complaint relating to the Merger was filed in the Delaware Court of Chancery, captioned Assad v. Aegion Corp. et al., Case No. 2021-0349, which alleges that the Definitive Proxy Statement is materially incomplete and misleading and asserts breach of fiduciary duty claims against the Company and its directors.  On April 26, 2021, two shareholder complaints relating to the Merger were filed, one in the United States District Court for the District of Delaware, captioned Kubicek v. Aegion Corp. et al., Case No. 1:21-cv-579, and one in the United States District Court for the Eastern District of Pennsylvania, captioned Ciccotelli v. Aegion Corp. et al., Case No. 2:21-cv-01914; each alleges that the Definitive Proxy Statement omits or misrepresents material information and asserts claims for violations of Section 14(a) and 20(a) of the Exchange Act and SEC Rule 14a-9 against the Company and its directors. Each of these complaints (collectively, the “Complaints”) purports to seek, among other things, injunctive relief preventing the Merger, damages and an award of plaintiffs’ costs and disbursements, including reasonable attorneys’ and expert fees and expenses. On May 4, 2021, the Company received a demand letter on behalf of a purported shareholder of the Company challenging certain disclosures set forth in the Definitive Proxy Statement (the “Demand Letter”).

The Company believes that the claims asserted in the Complaints and Demand Letter are without merit and no supplemental disclosure is required under applicable law. However, in order to moot the plaintiffs’ unmeritorious disclosure claims, to avoid the risk of the Complaints or the Demand Letter delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K to address claims asserted in the Complaints and Demand Letter, and the plaintiffs in the Complaints have indicated that they agree to voluntarily dismiss the Complaints in light of, among other things, the supplemental disclosure.

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Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Complaints, including that any additional disclosure was or is required, and believes that the supplemental disclosures contained herein are immaterial.

These supplemental disclosures will not affect the consideration to be paid in connection with the Merger or the timing of the special meeting of Company stockholders to be held at 8:30 a.m., Central Daylight Time, on May 14, 2021, virtually at www.virtualshareholdermeeting.com/AEGN2021SM.

Supplemental Disclosure to Definitive Proxy Statement in Connection with the Complaints

The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Definitive Proxy Statement and should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which in turn should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Definitive Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Definitive Proxy Statement. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement.

The following disclosure supplements and restates the first paragraph under each of the headings “Summary—Litigation Relating to the Merger” and “The Merger (Proposal 1)—Litigation Relating to the Merger”, beginning on page 11 and page 72, respectively, of the Definitive Proxy Statement, with the new text presented in bold, underlined font and deleted text marked as strikethrough font.

On March 15, 2021, a shareholder complaint relating to the merger was filed in the United States District Court for the Southern District of New York, captioned Stein v. Aegion Corp. et al., Case No. 1:21-cv-2247. On March 19, 2021, a shareholder complaint relating to the merger was filed in the United States District Court for the Eastern District of New York, captioned Pallmer v. Aegion Corp. et al., Case No: 1:21-cv-01448. On ~~May~~March 29, 2021, a shareholder complaint relating to the merger was filed in the United States District Court for the Southern District of New York, captioned Griffin v. Aegion Corp. et al., Case No. 1:21-cv-02686. Each of the foregoing complaints alleges that the preliminary proxy statement filed by Aegion with the SEC on March 15, 2021 is false and/or misleading and asserts claims for violations of Section 14(a) and 20(a) of the Exchange Act and SEC Rule 14a-9 against Aegion and its directors. On April 23, 2021, a shareholder complaint relating to the Merger was filed in the Delaware Court of Chancery, captioned Assad v. Aegion Corp. et al., Case No. 2021-0349, which alleges that the definitive proxy statement filed by Aegion with the SEC on April 1, 2021 is materially incomplete and misleading and asserts breach of fiduciary duty claims against the Company and its directors.  On April 26, 2021, two shareholder complaints relating to the Merger were filed, one in the United States District Court for the District of Delaware, captioned Kubicek v. Aegion Corp. et al., Case No. 1:21-cv-579, and one in the United States District Court for the Eastern District of Pennsylvania, captioned Ciccotelli v. Aegion Corp. et al., Case No. 2:21-cv-01914; each alleges that the definitive proxy statement filed by Aegion with the SEC on April 1, 2021 omits or misrepresents material information and asserts claims for violations of Section 14(a) and 20(a) of the Exchange Act and SEC Rule 14a-9 against the Company and its directors. Each complaint seeks, among other things, injunctive relief preventing the merger, damages and an award of plaintiffs’ costs and disbursements, including reasonable attorneys’ and expert fees and expenses. On May 4, 2021, the Company received a demand letter on behalf of a purported shareholder of the Company challenging certain disclosures set forth in the definitive proxy statement filed by Aegion with the SEC on April 1, 2021. Aegion believes that these lawsuits and demands are without merit.

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The following disclosure supplements and restates the third paragraph on page 34 under the heading “The Merger (Proposal 1)—Background of the Merger”, beginning on page 30 of the Definitive Proxy Statement, with the new text presented in bold, underlined font and deleted text marked as strikethrough font.

Beginning on September 11, 2019, Aegion negotiated and executed confidentiality agreements with, ten potentially interested parties, including Party C on September 18, 2019, Party A on September 24, 2019 and the Party B Group on September 25, 2019. The draft confidentiality agreement distributed to the potentially interested parties contained a two year non-solicit provision, a two year standstill provision, a “don’t ask, don’t waive” provision prohibiting the potentially interested parties from requesting that Aegion waive or amend the standstill restrictions to allow the applicable potentially interested party to make another proposal during the standstill period and a prohibition on sharing confidential information with potential financing sources without Aegion’s consent. Negotiations with the potentially interested parties typically included discussion around the periods applicable to those standstill and non-solicit provisions, the inclusion of a “don’t ask, don’t waive” provision and the ability of the potentially interested parties to share confidential information with potential financing sources. Of the ten potentially interested parties with whom Aegion executed confidentiality agreements, ~~two~~Party A and another potentially interested party negotiated for a reduced 12-month standstill period, seven potentially interested parties (including the Party B Group and Party C) negotiated for a reduced 18-month standstill period and one potentially interested party accepted the two-year standstill period proposed in the draft confidentiality agreement. Additionally, seven of the potentially interested parties negotiated for an 18-month non-solicit period and three of the potentially interested parties accepted the two year non-solicit period proposed in the draft confidentiality agreement. All ten of the potentially interested parties ultimately accepted the inclusion of a “don’t ask, don’t waive” provision as well as the limitations on their ability to share confidential information with potential financing sources without the prior written consent of Aegion. The 12-month standstills expired by September 26, 2020, the 18-month standstills expired by March 24, 2021, and the 24-month standstill was scheduled to expire according to its terms on September 12, 2021.

The disclosure under the heading “The Merger (Proposal 1)—Background of the Merger”, beginning on page 30 of the Definitive Proxy Statement, is hereby supplemented by adding the following paragraph after the last paragraph on page 49.

On April 30, 2021, the Company advised the counterparty who agreed to the two-year standstill that the Company was waiving the standstill provision (including the “don’t ask, don’t waive” provision) in the confidentiality agreement.

The following disclosure supplements and restates the second paragraph under the heading “The Merger (Proposal 1)--Opinion of Aegion’s Financial Advisor--Discounted Cash Flow Analysis”, beginning on page 61 of the Definitive Proxy Statement, with the new text presented in bold, underlined font.

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In performing this analysis, Centerview calculated an implied per share equity range for the shares of Company common stock by discounting to present value as of December 31, 2020 using discount rates ranging from 10.00% to 11.50% (reflecting Centerview’s analysis of the Company’s weighted average cost of capital using the capital asset pricing model and based on considerations that Centerview deemed relevant in its professional judgment and experience, taking into account certain metrics including levered and unlevered betas for the selected companies) and the mid-year convention, the forecasted unlevered free cash flows of the Company based on the company projections during the period beginning the first quarter of 2021, and ending in December 2025. The implied terminal value of the Company at the end of the forecast period was estimated by using perpetuity growth rates ranging from 2.0% to 3.0% (which perpetuity growth rates were based on considerations that Centerview deemed relevant in its professional judgment and experience).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

AEGION CORPORATION.

Date: May 7, 2021	By:	/s/ Mark. A. Menghini
Mark A. Menghini
Executive Vice President, General Counsel and Secretary

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